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                                                                    Exhibit 21

                     SUBSIDIARIES OF INTERIM SERVICES INC.

Following is a list of the direct and indirect subsidiaries of Interim Services Inc., a Delaware corporation. Certain inactive subsidiaries have been excluded from the list below as such subsidiaries, when considered in the aggregate as one subsidiary, would not constitute a "significant subsidiary." All active subsidiaries do business under their corporate name listed below, or close derivatives thereof, except where indicated otherwise:

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


Interim Financial Corporation .....................................................................Delaware  (1)
Interim Real Estate Solutions Inc. .................................................................Florida  (1)
Interim Services (Europe) Inc. ....................................................................Delaware  (1)
Interim U.S. Inc. (f/k/a Interim Technology Inc.) .................................................Florida   (1)
Interim Technology (UK) Limited .............................................................United Kingdom  (1)
Michael Page International Inc. ...................................................................Delaware  (1)
Rich Field Agency, Inc. ............................................................................Florida  (1)
Saratoga Institute, Inc..........................................................................California  (1)
Spectrum Financial Corporation ....................................................................Delaware  (1)
Spectrum Insurance Company Ltd. .............................................................Cayman Islands  (1)
Michael Page International Pte Ltd................................................................Singapore  (1)
Interim Assessment Services Inc. (f/k/a HR Easy, Inc.).......................................North Carolina  (1)
Interim Acquisition Corporation....................................................................Delaware  (1)
Career Temporaries, Inc...........................................................................Louisiana  (1)
Interim Merger Corporation.........................................................................Delaware  (1)
Atrium (U.S.-B) Inc................................................................................Delaware  (1)
Interim Services Atlantic LLC .....................................................................Delaware  (2)
Interim Services Pacific LLC ......................................................................Delaware  (2)
Interim Technology (Asia) Pte Ltd. ...............................................................Singapore  (3)
Michael Page Group Plc ......................................................................United Kingdom  (4)
Interim UK Limited...........................................................................United Kingdom  (4)
Atrium (NL-A) Inc (f/k/a Interim Temporary Personnel Inc.)..........................................Florida  (4)
Interim Personnel B.V. (f/k/a Ago Uitzendbureau B.V.)...........................................Netherlands  (5)
Interim Services Australia Pty Limited............................................................Australia  (5)
Interim Flexsupport B.V. (f/k/a Interim Detachering B.V. )......................................Netherlands  (5)
Interim Registratie B.V. (f/k/a Interim Services Netherlands B.V.) .............................Netherlands  (5)
Ouranos Informatica Groep B.V...................................................................Netherlands  (5)
Tutor Recursos Humanos ETT, S.L.......................................................................Spain  (5)
Tutor Seleccion, S.L..................................................................................Spain  (5)
Michael Page Recruitment Group Ltd ..........................................................United Kingdom  (6)
Plusbox Limited..............................................................................United Kingdom  (6)
Michael Page Holdings Ltd ...................................................................United Kingdom  (7)
Accountancy Additions (North) Ltd............................................................United Kingdom  (8)
Michael Page UK Ltd .........................................................................United Kingdom  (8)
Michael Page Ltd ............................................................................United Kingdom  (9)
Sales Recruitment Specialist Ltd ............................................................United Kingdom  (9)
Questor International Ltd ...................................................................United Kingdom  (9)
Michael Page International (Italia) SRL ..............................................................Italy (10)
Michael Page (Espana) SA .............................................................................Spain (10)
Michael Page International (France) SA ..............................................................France (10)
Page Interim SA ......................................................................................Spain (10)



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


Michael Page International (Australia) Pty Ltd ...................................................Australia (10)
Michael Page International (Deutschland) GmbH ......................................................Germany (10)
Michael Page International (Hong Kong) Ltd .......................................................Hong Kong (10)
Michael Page International (Nederland) B.V. ....................................................Netherlands (10)
Michael Page International (New Zealand) Ltd....................................................New Zealand (10)
Page Interim SA .....................................................................................France (11)
Page Interim (Banking) EURL..........................................................................France (12)
Page Interim (East) EURL ............................................................................France (12)
Page Interim (South) EURL............................................................................France (12)
Page Interim (West) EURL ............................................................................France (12)
Business Interim EURL ...............................................................................France (12)
Compagnie Du Recrutor EURL ..........................................................................France (13)
Societe Des Nouveaux Recruteurs EURL ................................................................France (13)
Michael Page Advertising EURL .......................................................................France (13)
MP Services EURL ....................................................................................France (13)
Les Recrutuers Reunis EURL...........................................................................France (13)
Michael Page Conseil Informatique EURL...............................................................France (13)
Crone Corkill Group PLC......................................................................United Kingdom (14)
C.C. Agency Services Limited.................................................................United Kingdom (15)
Crone Corkill Limited........................................................................United Kingdom (15)
Interim Office Professionals Limited (f/k/a Hobstones Limited)...............................United Kingdom (15)
Interim Technology Limited (f/k/a Westwood Young Limited)....................................United Kingdom (15)
Interim On-Premise (UK) Ltd .................................................................United Kingdom (15)
ONS Nederlanse Software Bedrijf (ONS) B.V.......................................................Netherlands (16)
Maintain Software Management B.V................................................................Netherlands (17)
Pontos Project ManageMens B.V...................................................................Netherlands (17)
Q&B Serving the Client B.V......................................................................Netherlands (17)
Ouranos Enterprises to be B.V...................................................................Netherlands (17)
Kronos Software Engineering B.V.................................................................Netherlands (17)
Novos Joined IT Generations B.V.................................................................Netherlands (17)
Screenup Client Engineering B.V.................................................................Netherlands (17)
Novos Noord Nederland B.V.......................................................................Netherlands (18)
Maintain Operational Services B.V...............................................................Netherlands (19)
Interim Technology Group Limited (f/k/a Computer Power Group Limited).............................Australia (20)
Interim Technology Solutions Pty Ltd (f/k/a Computer Power Pty Ltd)...............................Australia (21)
Interim Technology Associates Pty Ltd (f/k/a Computer People Pty Ltd).............................Australia (21)
Interim Technology Education Pty Ltd (f/k/a Computer Power Education Pty Ltd).....................Australia (21)
Equus People Pty Ltd..............................................................................Australia (21)
Emppay Pty Ltd....................................................................................Australia (21)
CP Software Export Pty Ltd........................................................................Australia (21)
Parity People Pty Ltd.............................................................................Australia (21)
Edilina Pty Ltd...................................................................................Australia (21)
Computer Power Group (S) Pte Ltd..................................................................Singapore (21)
MTE Management Technology Education Pty Ltd.......................................................Australia (22)
Computer Power Education Pty Ltd................................................................New Zealand (22)
MTE Management Technology Education Pty Ltd.....................................................New Zealand (22)
Parity People Pty Ltd...........................................................................New Zealand (23)
CP International Limited..........................................................................Hong Kong (24)
Computer Power Educational Services Limited.......................................................Hong Kong (24)
DP Recruitment Services (S) Pte Ltd...............................................................Singapore (24)
CPG Computer Power Group (M) SDN BHD ..............................................................Malaysia (24)
Interim Services Worldwide Holding B.V. ........................................................Netherlands (25)
Accountancy Additions Ltd ...................................................................United Kingdom (26)


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Notes to Subsidiaries of Interim Services Inc.:

 1.  Subsidiary of Interim Services Inc.

 2.  Sole member of Interim U.S. Inc. (f/k/a Interim Technology Inc.)

 3. Subsidiary of Interim U.S. Inc. (f/k/a Interim Technology Inc.) (50%) and third party (50%)

 4.  Subsidiary of Interim Services (Europe) Inc.

 5.  Subsidiary of Interim Services Worldwide Holding B.V.

 6.  Subsidiary of Michael Page Group Plc

 7.  Subsidiary of Michael Page Recruitment Group Ltd

 8.  Subsidiary of Michael Page Partnership Ltd (an inactive subsidiary)

 9.  Subsidiary of Michael Page (UK) Ltd

10.  Subsidiary of Michael Page International Holdings Ltd

11.  Subsidiary of LPM Professional Recruitment Ltd (an inactive subsidiary)

12.  Subsidiary of Page Interim SA (France)

13.  Subsidiary of Michael Page International (France) SA

14.  Subsidiary of Plusbox Limited

15.  Subsidiary of Crone Corkill Group PLC

16.  Subsidiary of Ouranos Informatica Groep B.V. (25%) and third parties (75%)

17.  Subsidiary of Ouranos Informatica Groep B.V.

18.  Subsidiary of Novos Joined IT Generations B.V.

19.  Subsidiary of Maintain Software Management B.V.

20.  Subsidiary of Interim Services Australia Pty Limited

21. Subsidiary of Interim Technology Group Limited (f/k/a Computer Power Group Limited)

22. Subsidiary of Interim Technology Educations Pty Ltd (f/k/a Computer Power Education Pty Ltd)

23.  Subsidiary of Parity People Pty Ltd (Australia)

24.  Subsidiary of Computer Power Group (S) Pte Ltd

25.  Subsidiary of Atrium (NL-A) Inc., f/k/a/ Interim Temporary Personnel Inc.

26. Subsidiary of Michael Page Partnership Ltd (90%) and the Company's directors (10%)